                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2006 (June 28, 2006)

                        Princeton National Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         0-20050                                           36-3210283
(Commission File Number)                       (IRS Employer Identification No.)

          606 South Main Street
           Princeton, Illinois                                           61356
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (815) 875-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective June 28, 2006, Princeton National Bancorp, Inc. ("Princeton") dismissed its independent registered public accounting firm, KPMG LLP ("KPMG"). KPMG's report on Princeton's consolidated financial statements as of and for the years ended December 31, 2005 and 2004 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified as to uncertainty, audit scope or accounting principles. The decision to change accountants was made after the completion of a competitive bid process and was approved by the Audit Committee of the Board of Directors.

     In connection with the audits of each of the years in the two year period ended December 31, 2005, and the subsequent interim period to the date hereof, there were (i) no disagreements between Princeton and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no "reportable events" as described in Item 304(a)(1)(v) of Regulations S-K. Princeton has provided KPMG with a copy of this disclosure and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements. A copy of such letter dated June 28, 2006 from KPMG is filed as Exhibit 16.1 to this Form 8-K.

     Effective June 28, 2006, Princeton engaged BKD, LLP ("BKD") as its new independent registered public accounting firm. During the last two fiscal years and the subsequent interim period to the date hereof, Princeton did not consult with BKD regarding (1) the application of accounting principles to any transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on Princeton's financial statements; or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (d)  Exhibits:

               Exhibit 16.1 Letter of KPMG LLP to the Securities and Exchange
                            Commission dated June 28, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRINCETON NATIONAL BANCORP, INC.
                                        (Registrant)


                                        By:  /S/ Tony J. Sorcic
                                            ------------------------------------
                                            Tony J. Sorcic, President and
                                            Chief Executive Officer

Dated: June 30, 2006

                                  EXHIBIT INDEX

NUMBER   DESCRIPTION
------   -----------
 16.1    Letter of KPMG LLP to the Securities and Exchange Commission dated
         June 28, 2006